UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

DIGITAL TRANSFORMATION OPPORTUNITIES CORP.
(Name of Registrant as Specified in its Charter)

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DIGITAL TRANSFORMATION OPPORTUNITIES CORP.
10207 Clematis Court
Los Angeles, CA 90077

To the Stockholders of Digital Transformation Opportunities Corp.:

You are cordially invited to attend the 2022 annual meeting of stockholders (the “Annual Meeting”) of Digital Transformation Opportunities Corp. (the “Company,” “we,” or similar terminology) to be held on December 8, 2022 at 10:00 a.m., Pacific Time. The formal meeting notice and proxy statement for the Annual Meeting are attached.

The Annual Meeting will be a completely virtual meeting of stockholders, which will be conducted via live audio webcast. You will be able to attend the Annual Meeting online, vote and submit your questions during the Annual Meeting by visiting https://www.cstproxy.com/dtocorp/2022. We are pleased to utilize the virtual stockholder meeting technology to (i) provide ready access and cost savings for our stockholders and the Company, and (ii) to promote social distancing pursuant to guidance provided by the Center for Disease Control and the U.S. Securities and Exchange Commission due to the novel coronavirus. The virtual meeting format allows attendance from any location in the world.

Even if you are planning on attending the Annual Meeting online, please promptly submit your proxy vote by telephone, or, if you received a printed form of proxy in the mail, by completing, dating, signing and returning the enclosed proxy, so your shares will be represented at the Annual Meeting. Instructions on voting your shares are on the proxy materials you received for the Annual Meeting. Even if you plan to attend the Annual Meeting online, it is strongly recommended you complete and return your proxy card before the Annual Meeting date, to ensure that your shares will be represented at the Annual Meeting if you are unable to attend.

The purpose of the Annual Meeting is to consider and vote upon the following proposals:

1.	To re-elect the two (2) Class I directors of the Company’s Board of Directors (the “Board”) to serve two-year terms until the 2024 annual meeting of stockholders or until their successors are duly elected and qualified (Class B Common Stock Only);

2.	To ratify the appointment of Marcum LLP by the audit committee of the Board to serve as the Company’s independent registered public accounting firm for the year ending December 31, 2022; and

3.	Such other matters as may properly come before the Annual Meeting or any adjournment(s) or postponement(s) thereof.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE RE-ELECTION OF THE TWO (2) CLASS I DIRECTORS AND “FOR” THE RATIFICATION OF THE APPOINTMENT OF MARCUM LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

The Board has fixed the close of business on November 2, 2022 as the record date (the “Record Date”) for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting or any postponement or adjournment thereof. Accordingly, only stockholders of record at the close of business on the Record Date are entitled to notice of, and shall be entitled to vote at, the Annual Meeting or any postponement or adjournment thereof.

Your vote is important. You are requested to carefully read the proxy statement and accompanying Notice of Annual Meeting for a more complete statement of matters to be considered at the Annual Meeting.

By Order of the Board,

/s/ Kevin Nazemi
Kevin Nazemi

Chairman of the Board of Directors

This proxy statement is dated November 8, 2022
and is being mailed with the form of proxy on or shortly after November 8, 2022.

IMPORTANT

Whether or not you expect to attend the Annual Meeting, you are respectfully requested by the Board to sign, date and return the enclosed proxy promptly, or follow the instructions contained in the proxy card or voting instructions. If you grant a proxy, you may revoke it at any time prior to the Annual Meeting or vote online at the Annual Meeting.

PLEASE NOTE: If your shares are held in street name, your broker, bank, custodian, or other nominee holder cannot vote your shares in the election of directors unless you direct the nominee holder how to vote, by returning your proxy card or by following the instructions contained on the proxy card or voting instruction form, or submit your proxy by telephone or over the Internet (if those options are available to you) in accordance with the instructions on the enclosed proxy card or voting instruction card.

DIGITAL TRANSFORMATION OPPORTUNITIES CORP.
10207 Clematis Court
Los Angeles, CA 90077

NOTICE OF 2022 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD DECEMBER 8, 2022

To the Stockholders of Digital Transformation Opportunities Corp.:

NOTICE IS HEREBY GIVEN that the 2022 annual meeting of stockholders (the “Meeting”) of Digital Transformation Opportunities Corp., a Delaware corporation (the “Company,” “we,” or similar terminology), will be held on Thursday, December 8, 2022 at 10:00 a.m., Pacific Time, as a virtual meeting. You will be able to attend, vote your shares, and submit questions during the Annual Meeting via a live webcast available at https://www.cstproxy.com/dtocorp/2022. The Annual Meeting will be held for the sole purpose of considering and voting upon the following proposals:

1.	To re-elect the two (2) Class I directors, Jim Moffatt and Heather Zynczak, to the Company’s Board of Directors (the “Board”) to serve two-year terms until the 2024 annual meeting of stockholders or until their successors are duly elected and qualified (Class B Common Stock Only);

2.	To ratify the appointment of Marcum LLP by the audit committee of the Board to serve as the Company’s independent registered public accounting firm for the year ending December 31, 2022; and

3.	Such other matters as may properly come before the Annual Meeting or any adjournment(s) or postponement(s) thereof.

Only stockholders of record of the Company as of the close of business on November 2, 2022 are entitled to notice of, and to vote at, the Annual Meeting or any adjournment or postponement thereof. Each share of common stock entitles the holder thereof to one vote. All holders of shares of common stock, including shares of common stock underlying the subunits are entitled to vote on the above-mentioned proposals being considered at the Annual Meeting.

Your vote is important. Proxy voting permits stockholders unable to attend the Annual Meeting to vote their shares through a proxy. By appointing a proxy, your shares will be represented and voted in accordance with your instructions. You can vote your shares by completing and returning your proxy card, or submit your proxy by telephone, fax, or over the Internet (if those options are available to you) in accordance with the instructions on the enclosed proxy card or voting instruction card. Proxy cards that are signed and returned but do not include voting instructions will be voted by the proxy as recommended by the Board. You can change your voting instructions or revoke your proxy at any time prior to the Annual Meeting by following the instructions included in this proxy statement and on the proxy card.

Even if you plan to attend the Annual Meeting online, it is strongly recommended that you complete and return your proxy card before the Annual Meeting date to ensure that your shares will be represented at the Annual Meeting if you are unable to attend. You are urged to review carefully the information contained in the enclosed proxy statement prior to deciding how to vote your shares. You may also access our proxy materials at the following website: https://www.cstproxy.com/dtocorp/2022.

By Order of the Board,

/s/ Kevin Nazemi
Kevin Nazemi

Chairman of the Board of Directors

TABLE OF CONTENTS

DIGITAL TRANSFORMATION OPPORTUNITIES CORP.
10207 Clematis Court
Los Angeles, CA 90077

PROXY STATEMENT
2022 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON THURSDAY, DECEMBER 8, 2022, AT 10:00 A.M., PACIFIC TIME

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS

Why did you send me this proxy statement?

This proxy statement and the enclosed proxy card are being sent to you in connection with the solicitation of proxies by the Board of Directors (the “Board”) of Digital Transformation Opportunities Corp., a Delaware corporation (the “Company,” “we,” us,” and “our”), for use at the annual meeting of stockholders (the “Annual Meeting”) to be held on Thursday, December 8, 2022, at 10:00 a.m., Pacific Time, or at any adjournments or postponements thereof. This proxy statement summarizes the information that you need to make an informed decision on the proposals to be considered at the Annual Meeting. This proxy statement and the enclosed proxy card are first sent to the Company’s stockholders on or about November 8, 2022.

What is included in these materials?

These materials include:

•	This proxy statement for the Annual Meeting; and

•	The Company’s Annual Report on Form 10-K for the year ended December 31, 2021, as filed with the Securities and Exchange Commission (the “SEC”) on April 13, 2022.

What proposals will be addressed at the Annual Meeting?

Stockholders will be asked to consider the following proposals at the Annual Meeting:

1.	To re-elect the two (2) Class I directors, Jim Moffatt and Heather Zynczak, to the Board to serve two-year terms until the 2024 annual meeting of stockholders or until their successors are duly elected and qualified (Class B Common Stock Only);

2.	To ratify the appointment of Marcum LLP by the audit committee of the Board to serve as the Company’s independent registered public accounting firm for the year ending December 31, 2022; and

3.	Such other matters as may properly come before the Annual Meeting or any adjournment(s) or postponement(s) thereof.

How does the Board recommend that I vote?

Our Board unanimously recommends that all stockholders vote “FOR” the re-election of the two (2) Class I directors, Jim Moffatt and Heather Zynczak (in the case of the Class B common stock only), and “FOR” the ratification of the appointment of Marcum LLP as the Company’s independent registered public accounting firm.

Who may vote at the Annual Meeting?

Holders of record of the Company’s common stock, par value $0.0001 per share as of the close of business on November 2, 2022 are entitled to vote at the Annual Meeting. As of the Record Date, there were 41,687,500 outstanding shares of common stock, consisting of 33,350,000 Class A common stock and 8,337,500 Class B common stock, entitled to attend and vote on the above-mentioned proposals being considered at the Annual Meeting, provided that prior to the closing of our initial business combination, holders of the Class B common stock have the exclusive right to elect and remove any director, including at the annual meeting.

How many votes must be present to hold the Annual Meeting?

Your shares are counted as present at the Annual Meeting if you attend the Annual Meeting and vote online, if you properly submit your proxy or if your shares are registered in the name of a bank or brokerage firm and you do not provide voting instructions and such bank or broker casts a vote on the ratification of the appointment of our independent registered public accounting firm. On November 4, 2022, there were 41,687,500 shares of common stock outstanding and entitled to vote. In order for us to conduct the Annual Meeting, a majority of the voting power of our outstanding shares of common stock entitled to vote on any of the proposals to be voted on at the Annual Meeting must be present at the Annual Meeting. This is referred to as a quorum. Consequently, 20,843,751 shares of common stock must be present at the Annual Meeting to constitute a quorum.

How many votes do I have?

Each share of common stock is entitled to one vote on each matter that comes before the Annual Meeting. Information about the stock holdings of our directors and executive officers is contained in the section of this proxy statement entitled “Security Ownership of Certain Beneficial Owners and Management.”

What is the difference between a stockholder of record and a beneficial owner of shares held in street name?

Stockholder of Record. If your shares are registered directly in your name with the Company’s transfer agent, Continental Stock Transfer & Trust Company, you are considered the stockholder of record with respect to those shares, and the proxy materials were sent directly to you by the Company.

Beneficial Owner of Shares Held in Street Name. If your shares are held in an account at a brokerage firm, bank, broker-dealer, or other similar organization, then you are the beneficial owner of shares held in “street name,” and the proxy materials were forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to instruct the organization on how to vote the shares held in your account. Those instructions are contained in a “vote instruction form.”

What is the proxy card?

The proxy card enables you to appoint each of Kevin Nazemi, our Chief Executive Officer, and Kyle Francis, our Chief Financial Officer, as your representatives, at the Annual Meeting. By completing and returning the proxy card, you are authorizing Kevin Nazemi and Kyle Francis to vote your shares at the Annual Meeting in accordance with your instructions on the proxy card. This way, your shares will be voted whether or not you attend the Annual Meeting. Even if you plan to attend the Annual Meeting, it is strongly recommended that you complete and return your proxy card before the Annual Meeting date in case your plans change. If a proposal comes up for vote at the Annual Meeting that is not on the proxy card, the proxies will vote your shares, under your proxy, according to their best judgment.

If I am a stockholder of record of the Company’s shares, how do I vote?

There are three ways to vote:

•	Online. If you are a stockholder of record, you may vote online at the Annual Meeting.

•	By Mail. You may vote by proxy by filling out the proxy card and sending it back in the envelope provided.

•	By Internet. You may use the internet to vote your proxy. Please have your proxy card available when you access the website at www.cstproxyvote.com and follow the prompts to vote your shares.

If I am a beneficial owner of shares held in street name, how do I vote?

There are three ways to vote:

•	Online at the Annual Meeting. If you are a beneficial owner of shares held in street name and you wish to vote online at the Annual Meeting, you must obtain a legal proxy from the brokerage firm, bank, broker-dealer or other similar organization that holds your shares. Please contact that organization for instructions regarding obtaining a legal proxy.

•	By mail. You may vote by proxy by filling out the vote instruction form and sending it back in the envelope provided by your brokerage firm, bank, broker-dealer or other similar organization that holds your shares.

•	By telephone or over the Internet. You may vote by proxy by submitting your proxy by telephone or over the Internet (if those options are available to you) in accordance with the instructions on the enclosed proxy card or voting instruction card. This is allowed if you hold shares in street name and your bank, broker or other nominee offers those alternatives. Although most banks, brokers and other nominees offer these voting alternatives, availability and specific procedures vary.

Will my shares be voted if I do not provide my proxy?

If you hold your shares directly in your own name, they will not be voted if you do not provide a proxy.

Your shares may be voted under certain circumstances if they are held in the name of a brokerage firm. Brokerage firms generally have the authority to vote shares not voted by customers on certain “routine” matters, including the ratification of the appointment of an independent registered public accounting firm. Accordingly, at the Annual Meeting, your shares may only be voted by your brokerage firm for the ratification of the appointment of our independent registered public accounting firm.

Brokers are prohibited from exercising discretionary authority on non-routine matters. The election of Class I directors is considered a non-routine matter, and therefore brokers cannot exercise discretionary authority regarding this proposal for beneficial owners who have not returned proxies to the brokers (so-called “broker non-votes”). In the case of broker non-votes, and in cases where you abstain from voting on a matter when present at the Annual Meeting and entitled to vote, those shares will still be counted for purposes of determining if a quorum is present.

What vote is required to elect directors?

Directors are elected by a plurality of the votes cast by the stockholders present and in person or represented by proxy at the Annual Meeting and entitled to vote thereon. Prior to our initial business combination, only holders of shares of our Class B common stock have the right to vote for the election of directors. Abstentions will have no effect on this proposal, assuming that a quorum is present.

What vote is required to ratify the appointment of Marcum LLP as the Company’s independent registered public accounting firm?

Approval of the proposal to ratify the appointment of Marcum LLP as our independent registered public accounting firm requires the affirmative vote of the majority of the votes cast by the holders of common stock present online or represented by proxy and entitled to vote on the matter at the Annual Meeting. Abstentions will have no effect on this proposal, assuming that a quorum is present.

Can I change my vote after I have voted?

You may revoke your proxy and change your vote at any time before the final vote at the Annual Meeting. You may vote again by signing and returning a new proxy card or vote instruction form with a later date or by attending the Annual Meeting and voting online if you are a stockholder of record. However, your attendance at the Annual Meeting will not automatically revoke your proxy unless you vote again at the Annual Meeting or specifically request that your prior proxy be revoked by delivering to the Company’s Secretary at 10207 Clematis Court, Los Angeles, CA 90077 a written notice of revocation prior to the Annual Meeting.

Please note, however, that if your shares are held of record by a brokerage firm, bank or other nominee, you must instruct your broker, bank or other nominee that you wish to change your vote by following the procedures on the voting form provided to you by the broker, bank or other nominee. If your shares are held in street name, and you wish to attend the Annual Meeting and vote at the Annual Meeting, you must bring to the Annual Meeting a legal proxy from the broker, bank or other nominee holding your shares, confirming your beneficial ownership of the shares and giving you the right to vote your shares.

What happens if I do not indicate how to vote my proxy?

If you sign your proxy card without providing further instructions, your shares of common stock will be voted (i) “FOR” the election of the two (2) Class I directors (in the case of the Class B common stock only) and (ii) “FOR” the ratification of the appointment of Marcum LLP as the Company’s independent registered public accounting firm.

Is my vote kept confidential?

Proxies, ballots and voting tabulations identifying stockholders are kept confidential and will not be disclosed except as may be necessary to meet legal requirements.

Where do I find the voting results of the Annual Meeting?

We will announce preliminary voting results at the Annual Meeting. The final voting results will be tallied by the inspector of election and published in the Company’s Current Report on Form 8-K, which the Company is required to file with the SEC within four business days following the Annual Meeting.

Who bears the cost of soliciting proxies?

The Company will bear the cost of soliciting proxies in the accompanying form and will reimburse brokerage firms and others for expenses involved in forwarding proxy materials to beneficial owners or soliciting their execution. In addition to solicitations by mail, the Company, through its directors and officers, may solicit proxies in person, by telephone or by electronic means. Such directors and officers will not receive any special remuneration for these efforts. Additionally, we have retained Morrow Sodali LLC to assist in solicitation of proxies for a fee of $12,500, plus customary expenses.

Who is the sponsor of the Company?

References throughout this proxy statement to our “sponsor” are to Digital Transformation Sponsor LLC, a Delaware limited liability company. Kevin Nazemi is the sole managing member of our sponsor and he has sole voting and dispositive power with respect to the shares held of record by our sponsor.

Who can help answer my questions?

If you have questions, you may write or call:

Digital Transformation Opportunities Corp.
 10207 Clematis Court
Los Angeles, CA 90077
Tel: (360) 949-1111

or

Morrow Sodali LLC
333 Ludlow Street,
5th Floor, South Tower
Stamford, CT 06902
Tel: (800) 662-5200

THE ANNUAL MEETING

We are furnishing this proxy statement to you as a stockholder of Digital Transformation Opportunities Corp. as part of the solicitation of proxies by our Board for use at our Meeting to be held on Thursday, December 8, 2022, or any adjournment or postponement thereof.

Date, Time, Place and Purpose of the Annual Meeting

The Annual Meeting will be held on Thursday, December 8, 2022, at 10:00 a.m., Pacific Time, as a virtual meeting. You will be able to attend, vote your shares, and submit questions during the Annual Meeting via a live webcast available at https://www.cstproxy.com/dtocorp/2022. You are cordially invited to attend the Annual Meeting, at which stockholders will be asked to consider and vote upon the following proposals, which are more fully described in this proxy statement:

1.	To re-elect the two (2) Class I directors, Jim Moffatt and Heather Zynczak, to the Board to serve two-year terms until the 2024 annual meeting of stockholders or until their successors are duly elected and qualified (Class B Common Stock Only);

2.	To ratify the appointment of Marcum LLP by the audit committee of the Board to serve as the Company’s independent registered public accounting firm for the year ending December 31, 2022; and

3.	Such other matters as may properly come before the Annual Meeting or any adjournment(s) or postponement(s) thereof.

Record Date, Voting and Quorum

Our Board fixed the close of business on November 2, 2022 as the Record Date for the determination of holders of our outstanding common stock entitled to notice of and to vote on all matters presented at the Annual Meeting. As of the Record Date, there were 41,687,500 outstanding shares of common stock, consisting of 33,350,000 Class A common stock and 8,337,500 Class B common stock, entitled to vote on the proposals being considered at the Annual Meeting. Each share of common stock entitles the holder thereof to one vote.

For both the proposal to re-elect the Class I directors and the proposal to ratify the appointment of Marcum LLP as our independent registered public accounting firm, the holders of 16,675,001 shares of common stock, present virtually or represented by proxy, constitute a quorum.

Required Vote

The affirmative vote of a plurality of the votes cast by the holders of Class B common stock at the Annual Meeting, by the stockholders present virtually or represented by proxy and entitled to vote in the election of the two (2) Class I directors is required. The approval of the proposal to ratify the appointment of Marcum LLP as our independent registered public accounting firm requires the affirmative vote of a majority of the votes cast by the holders of common stock, present virtually or represented by proxy at the Annual Meeting.

Voting

You can vote your shares at the Annual Meeting by proxy or online.

You can vote by proxy by having one or more individuals who will be at the Annual Meeting vote your shares for you. These individuals are called “proxies” and using them to cast your ballot at the Annual Meeting is called voting “by proxy.”

If you wish to vote by proxy, you must (i) complete the enclosed form, called a “proxy card,” and mail it in the envelope provided or (ii) submit your proxy by telephone or over the Internet (if those options are available to you) in accordance with the instructions on the enclosed proxy card or voting instruction card.

If you complete the proxy card and mail it in the envelope provided or submit your proxy by telephone or over the Internet as described above, you will designate the Chief Executive Officer and Chief Financial Officer to act as your proxy at the Annual Meeting. One of them will then vote your shares at the Annual Meeting in accordance with the instructions you have given them in the proxy card or voting instructions, as applicable, with respect to the proposals presented in this proxy statement. Proxies will extend to, and be voted at, any adjournment(s) or postponement(s) of the Annual Meeting.

Alternatively, you can vote your shares online by attending the Annual Meeting. While we know of no other matters to be acted upon at this year’s Meeting, it is possible that other matters may be presented at the Annual Meeting. If that happens and you have signed and not revoked a proxy card, your proxy will vote on such other matters in accordance with the best judgment of Kevin Nazemi and Kyle Francis.

A special note for those who plan to attend the Annual Meeting and vote online: if your shares are held in the name of a broker, bank or other nominee, you must either direct the record holder of your shares to vote your shares or obtain a legal proxy from the record holder to vote your shares at the Annual Meeting.

Our Board is asking for your proxy. Giving the Board your proxy means you authorize it to vote your shares at the Annual Meeting in the manner you direct. You may vote for or withhold your vote for the nominee or proposal or you may abstain from voting. All valid proxies received prior to the Annual Meeting will be voted. All shares represented by a proxy will be voted, and where a stockholder specifies by means of the proxy a choice with respect to any matter to be acted upon, the shares will be voted in accordance with the specification so made. If no choice is indicated on the proxy, the shares of common stock will be voted (i) “FOR” the re-election of the two (2) Class I directors (in the case of the Class B common stock only) and (ii) “FOR” the ratification of the appointment of Marcum LLP as our independent registered public accounting firm and as the proxy holders may determine in their discretion with respect to any other matters that may properly come before the Annual Meeting.

Stockholders who have questions or need assistance in completing or submitting their proxy cards should contact Morrow Sodali LLC, at 333 Ludlow Street, 5th Floor, South Tower, Stamford, CT 06902, Tel: (800) 662-5200.

Stockholders who hold their shares in “street name,” meaning the name of a broker or other nominee who is the record holder, must either direct the record holder of their shares to vote their shares or obtain a legal proxy from the record holder to vote their shares at the Annual Meeting.

Revocability of Proxies

Any proxy may be revoked by the person giving it at any time before the polls close at the Annual Meeting. A proxy may be revoked by filing with our Secretary (Digital Transformation Opportunities Corp., 10207 Clematis Court, Los Angeles, CA 90077) either (i) a written notice of revocation bearing a date later than the date of such proxy or (ii) a subsequent proxy relating to the same shares, or (iii) by attending the Annual Meeting and voting online.

Simply attending the Annual Meeting will not constitute revocation of your proxy. If your shares are held in the name of a broker or other nominee who is the record holder, you must follow the instructions of your broker or other nominee to revoke a previously given proxy.

Attendance at the Annual Meeting

Only holders of common stock, their proxy holders and guests we may invite may attend the Annual Meeting. If you wish to attend the Annual Meeting virtually but you hold your shares through someone else, such as a broker, you must bring a legal proxy from the broker, bank or other nominee holding your shares, confirming your beneficial ownership of the shares and giving you the right to vote your shares.

Solicitation of Proxies

The cost of preparing, assembling, printing and mailing this proxy statement and the accompanying form of proxy, and the cost of soliciting proxies relating to the Annual Meeting, will be borne by the Company. Some banks and brokers have customers who beneficially own common stock listed of record in the names of nominees. We intend to request banks and brokers to solicit such customers and will reimburse them for their reasonable out-of-pocket expenses for such solicitations. If any additional solicitation of the holders of our outstanding shares of common stock is deemed necessary, we (through our directors and officers) anticipate making such solicitation directly. The solicitation of proxies by mail may be supplemented by telephone and personal solicitation by officers, directors and other employees of the Company, but no additional compensation will be paid to such individuals.

No Right of Appraisal

Neither Delaware law nor our Amended and Restated Certificate of Incorporation provide for appraisal or other similar rights for dissenting stockholders in connection with any of the proposals to be voted upon at the Annual Meeting. Accordingly, our stockholders will have no right to dissent and obtain payment for their shares.

Other Business

We are not currently aware of any business to be acted upon at the Annual Meeting other than the matters discussed in this proxy statement. The form of proxy accompanying this proxy statement confers discretionary authority upon the named proxy holders with respect to amendments or variations to the matters identified in the accompanying Notice of Annual Meeting and with respect to any other matters which may properly come before the Annual Meeting. If other matters do properly come before the Annual Meeting, or at any adjournment(s) or postponement(s) of the Annual Meeting, we expect that shares of our common stock, represented by properly submitted proxies will be voted by the proxy holders in accordance with the recommendations of our Board.

Principal Offices

Our principal executive offices are located at Digital Transformation Opportunities Corp., 10207 Clematis Court, Los Angeles, CA 90077. Our telephone number at such address is (360) 949-1111.

DIRECTORS, EXECUTIVE OFFICERS AND CORPORATE GOVERNANCE

Directors and Officers

The directors and executive officers of the Company are as follows:

Name	Age	Position
Kevin Nazemi	40	Chairman of the Board and Chief Executive Officer
Kyle Francis	48	Chief Financial Officer and Secretary
Bradley Fluegel	60	Director
Jim Moffatt	63	Director
Heather Zynczak	50	Director

Kevin Nazemi has served as our Chairman of the Board and Chief Executive Officer since our initial public offering. Mr. Nazemi currently serves as a Partner at Lobby 7 Capital Inc., a startup investment and incubation firm. From November 2012 to April 2015, Mr. Nazemi served as the Co-Chief Executive Officer of Oscar Health Insurance, a technology-driven health insurance company. Mr. Nazemi co-founded Oscar Health in November 2012. In January 2016, Mr. Nazemi founded Renew Health Limited, a technology-driven health platform focused on retirees, and served as its Chief Executive Officer from January 2016 to January 2020. From 2003 to 2008, Mr. Nazemi held several positions at Microsoft Corporation. Mr. Nazemi currently serves on the board of directors of Premera Blue Cross, the largest health plan in the Pacific Northwest. Mr. Nazemi completed a joint MBA/MPP program offered by the Kennedy School of Government, where he was a Zuckerman Fellow, and the Harvard Business School, where he was a Paul & Daisy Soros Fellow. Mr. Nazemi holds a Bachelor of Science from Massachusetts Institute of Technology.

Kyle Francis has served as our Chief Financial Officer and Secretary since our initial public offering. Mr. Francis recently served as the Chief Executive Officer of Southern California Reproductive Center, a leading chain of fertility clinics, from September 2015 to June 2020, and as its Chief Financial Officer from May 2014 to September 2015. Prior to that, Mr. Francis served as Chief Financial Officer from December 2010 to May 2014 and as EVP, Business Development from November 2008 to December 2010 of Apollo Medical Holdings, Inc., a publicly traded healthcare management company. Prior to Apollo, Mr. Francis was an investment banker at CIBC World Markets Inc. from March 2000 to September 2008, in the middle market healthcare and capital markets groups focused on healthcare, technology and industrials. Mr. Francis currently serves on the board of directors of RaceRocks, a Canadian technology company focused on virtual reality training and remote learning for the defense industry. Mr. Francis also acts as an executive advisor to a number of private healthcare companies. Mr. Francis graduated from McGill University with a Bachelor of Commerce.

Bradley Fluegel has served as a director on the Board of Directors since our initial public offering. Mr. Fluegel currently advises a number of technology-enabled healthcare companies including Cricket Health Inc., Galileo Inc., Hims Inc., Pager Inc., and VillageMD Chicago, LLC. From October 2012 to January 2018, Mr. Fluegel was the Senior Vice President, Chief Healthcare Commercial Market Development Officer and Chief Strategy and Business Development Officer for Walgreens Company. Prior to Walgreens, Mr. Fluegel served as an executive in residence at Health Evolution Partners from April 2011 to September 2012, Executive Vice President and Chief Strategy and External Affairs Officer of Anthem Inc. from October 2007 to December 2010, Senior Vice President of National Accounts and Vice President of Enterprise Strategy at Aetna Inc. from March 2005 to September 2007, and Chief Executive Officer for Reden & Anders (Optum Consulting) from October 2002 to February 2005. Mr. Fluegel currently serves on the board of directors of Alight Solutions, Metropolitan Jewish Health System in New York City, Performant Financial Corporation, AdhereHealth LLC and Premera Blue Cross. Mr. Fluegel earned a MPP from Harvard University’s Kennedy School of Government and a BBA from the University of Washington. Mr. Fluegel also serves as a lecturer at the University of Pennsylvania’s Wharton School of Business.

Jim Moffatt has served as a director on the Board of Directors since our initial public offering. Mr. Moffatt held various leadership positions at Deloitte LLP from 1986 to 2018, including: Vice Chairman of Deloitte Consulting from January 2018 to December 2018, Global Chief Executive Officer of Deloitte Consulting from June 2015 to December 2017, Deputy Chief Executive Officer—Global for Deloitte U.S. from April 2015 to March 2017, Chairman and Chief Executive Officer for Deloitte Consulting U.S. from May 2011 to December 2015, Managing Principal for Deloitte U.S. Consulting Clients & Industries from June 2009 to May 2011, National Managing Director Consulting Client Excellence and Regions Leader from June 2007 to May 2009, Principal from June 1994 to May 2007, and Senior Manager from June 1986 to May 1994. Mr. Moffatt currently serves on several advisory boards including Centre for Neuro Skills, SparkCognition, and Icertis and is a strategic advisor to the board of Optiv Security Inc. Mr. Moffatt is also a strategic advisor to Bridgepoint LLC, Greycroft, Kyriba Corp., and March Capital and serves on academic committees for organizations including UCLA Anderson School and the UCLA Chancellor’s Cabinet Council. Mr. Moffatt holds an MBA from UCLA Anderson School of Management and a Bachelor of Arts from University of California, San Diego.

We believe Mr. Moffatt is well qualified to serve on our board of directors based on his strong business and organizational leadership skills and his deep understanding of the healthcare industry.

Heather Zynczak has served as a director on the Board of Directors since our initial public offering. From August 2016 to October 2020, Ms. Zynczak served as the Chief Marketing Officer of Pluralsight Inc. Prior to Pluralsight, from March 2012 to August 2016, Ms. Zynczak served as the Chief Marketing Officer of Domo Inc. Prior to Domo, Ms. Zynczak served as the Global Vice President of Marketing of SAPSE from February 2006 to March 2012, and as Senior Director of Product Strategy of Oracle Corporation from September 2001 to February 2006. Prior to Oracle, Ms. Zynczak served in consulting roles with Booz Allen Hamilton Inc., Boston Consulting Group, and Accenture plc. Ms. Zynczak currently serves on the board of directors of Thryv Holdings, Inc. and as an Operating Advisor to Elsewhere Partners, a growth-stage venture capital firm. Ms. Zynczak has an MBA from The Wharton School of the University of Pennsylvania and a Bachelor of Business Administration from University of Texas at Austin.

We believe that Ms. Zynczak is well qualified to serve on our board of directors based on her business expertise and business industry contacts.

Number and Terms of Office of Officers and Directors

We have four directors. Our board of directors is divided into two classes with only one class of directors being elected in each year and each class (except for those directors appointed prior to our first annual meeting of stockholders) serving a two-year term. The term of office of the first class of directors, consisting of Mr. Moffatt and Ms. Zynczak, expires at the Annual Meeting. The term of office of the second class of directors, consisting of Mr. Nazemi and Mr. Fluegel, expires at the 2023 annual meeting of stockholders.

Our officers are appointed by the board of directors and serve at the discretion of the board of directors. Our board of directors is authorized to appoint persons to the offices set forth in our bylaws as it deems appropriate. Our bylaws provide that our officers may consist of a Chairman of the Board, Chief Executive Officer, Chief Financial Officer, President, Vice Presidents, Secretary, Treasurer, Assistant Secretaries and such other officers as may be determined by the board of directors.

Committee Membership, Meetings and Attendance

We currently have two standing committees: an audit committee and a compensation committee. Both our audit committee and our compensation committee are composed solely of independent directors.

During the fiscal year ended December 31, 2021:

•	Our audit committee held three meetings, with the attendance of all audit committee members; and

•	No meetings of the compensation committee were held.

We encourage all of our directors to attend our annual meetings of stockholders. This Meeting will be the first annual meeting of stockholders of the Company.

Audit Committee

We have established an audit committee of the Board, which consists of Bradley Fluegel, Jim Moffatt and Heather Zynczak, with Bradley Fluegel serving as chairperson. Each member of the audit committee is financially literate. The audit committee’s duties, which are specified in our Audit Committee Charter, include, but are not limited to:

•	assisting board oversight of (1) the integrity of our financial statements, (2) our compliance with legal and regulatory requirements, (3) the independent registered public accounting firm’s qualifications and independence and (4) the performance of our internal audit function and the independent registered public accounting firm;

•	the appointment, compensation, retention, replacement, and oversight of the work of the independent registered public accounting firm engaged by us;

•	pre-approving all audit and permitted non-audit services to be provided by the independent registered public accounting firm engaged by us, and establishing pre-approval policies and procedures;

•	setting clear hiring policies for employees or former employees of the independent registered public accounting firm, including but not limited to, as required by applicable laws and regulations;

•	setting clear policies for audit partner rotation in compliance with applicable laws and regulations;

•	obtaining and reviewing a report, at least annually, from the independent registered public accounting firm describing (i) the independent registered public accounting firm’s internal quality-control procedures, (ii) any material issues raised by the most recent internal quality-control review, or peer review, of the audit firm, or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the firm and any steps taken to deal with such issues and (iii) all relationships between the independent registered public accounting firm and us to assess the independent registered public accounting firm’s independence;

•	meeting to review and discuss our annual audited financial statements and quarterly financial statements with management and the independent registered public accounting firm, including reviewing our specific disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations”;

•	reviewing and approving any related party transaction required to be disclosed pursuant to Item 404 of Regulation S-K promulgated by the SEC prior to us entering into such transaction; and

•	reviewing with management, the independent registered public accounting firm, and our legal advisors, as appropriate, any legal, regulatory or compliance matters, including any correspondence with regulators or government agencies and any employee complaints or published reports that raise material issues regarding our financial statements or accounting policies and any significant changes in accounting standards or rules promulgated by the Financial Accounting Standards Board, the SEC or other regulatory authorities.

Financial Experts on Audit Committee

The audit committee will at all times be composed exclusively of “independent directors” who are “financially literate” as defined under Nasdaq’s listing standards. Nasdaq’s standards define “financially literate” as being able to read and understand fundamental financial statements, including a company’s balance sheet, income statement and cash flow statement.

In addition, we must certify to Nasdaq that the committee has, and will continue to have, at least one member who has past employment experience in finance or accounting, requisite professional certification in accounting, or other comparable experience or background that results in the individual’s financial sophistication. The board of directors has determined that Bradley Fluegel qualifies as an “audit committee financial expert” as defined in applicable SEC rules.

Report of the Audit Committee of the Board

In the performance of its oversight function, the Audit Committee reviewed and discussed with management and Marcum LLP, as the Company’s independent registered public accounting firm, the Company’s audited financial statements for the fiscal year ended December 31, 2021. The Audit Committee also discussed with the Company’s independent registered public accounting firm the matters required to be discussed by applicable standards of the Public Company Accounting Oversight Board (the “PCAOB”) and the SEC. In addition, the Audit Committee received and reviewed the written disclosures and the letters from the Company’s independent registered public accounting firm required by applicable requirements of the PCAOB, regarding such independent registered public accounting firm’s communications with the Audit Committee concerning independence, and discussed with the Company’s independent registered public accounting firm their independence from the Company.

Based upon the review and discussions described in the preceding paragraph, the Audit Committee recommended to the Board of Directors that the Company’s audited financial statements be included in its Annual Report on Form 10-K for the fiscal year ended December 31, 2021 filed with the SEC.

Submitted by the Audit Committee of the Company’s Board of Directors:

Bradley Fluegel (Chair)

Jim Moffatt

Heather Zynczak

The material in this report is not “soliciting material,” is not deemed “filed” with the Commission and is not to be incorporated by reference in any of our filing under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

Guidelines for Selecting Director Nominees

We do not have a standing nominating committee, though we intend to form a corporate governance and nominating committee as and when required to do so by applicable law or stock exchange rules. In accordance with Rule 5605(e)(2) of Nasdaq listing rules, a majority of the independent directors may recommend a director nominee for selection by the board of directors. The board of directors believes that the independent directors can satisfactorily carry out the responsibility of properly selecting or approving director nominees without the formation of a standing nominating committee. In accordance with Rule 5605(e)(1)(A) of Nasdaq listing rules, all such directors are independent. As there is no standing nominating committee, we do not have a nominating committee charter in place.

We have not formally established any specific, minimum qualifications that must be met or skills that are necessary for directors to possess. In general, in identifying and evaluating nominees for director, the board of directors considers educational background, diversity of professional experience, knowledge of our business, integrity, professional reputation, independence, wisdom, and the ability to represent the best interests of our stockholders.

Compensation Committee

We have established a compensation committee of the Board, which consists of Jim Moffatt and Heather Zynczak, with Heather Zynczak serving as chairperson. We adopted a compensation committee charter, which details the principal functions of the compensation committee, including, but are not limited to:

•	reviewing and approving on an annual basis the corporate goals and objectives relevant to our Chief Executive Officer’s compensation, evaluating our Chief Executive Officer’s performance in light of such goals and objectives and determining and approving the remuneration (if any) of our Chief Executive Officer based on such evaluation;

•	reviewing and approving on an annual basis the corporate goals and objectives relevant to our Chief Executive Officer’s compensation, if any is paid by us, evaluating our Chief Executive Officer’s performance in light of such goals and objectives and determining and approving the remuneration (if any) of our Chief Executive Officer based on such evaluation;

•	reviewing and making recommendations on an annual basis to our board of directors with respect to (or approving, if such authority is so delegated by our board of directors) the compensation, if any is paid by us, and any incentive-compensation and equity-based plans that are subject to board approval of our other officers;

•	reviewing on an annual basis our executive compensation policies and plans;

•	implementing and administering our incentive compensation equity-based remuneration plans;

•	assisting management in complying with our proxy statement and annual report disclosure requirements;

•	approving all special perquisites, special cash payments and other special compensation and benefit arrangements for our officers and employees;

•	if required, producing a report on executive compensation to be included in our annual proxy statement; and

•	reviewing, evaluating and recommending changes, if appropriate, to the remuneration for directors.

Notwithstanding the foregoing, as indicated above, until the earlier of the consummation of our initial business combination or our liquidation and in connection with potentially providing financing or other investments in connection with our initial business combination, no compensation of any kind, including finders, consulting or other similar fees, will be paid to any of our existing stockholders, officers, directors or any of their respective affiliates, prior to, or for any services they render in order to effectuate the consummation of an initial business combination. Accordingly, it is likely that prior to the consummation of an initial business combination, the compensation committee will only be responsible for the review and recommendation of any compensation arrangements to be entered into in connection with such initial business combination.

The charter also provides that the compensation committee may, in its sole discretion, retain or obtain the advice of a compensation consultant, legal counsel or other adviser and will be directly responsible for the appointment, compensation and oversight of the work of any such adviser. However, before engaging or receiving advice from a compensation consultant, external legal counsel or any other adviser, the compensation committee will consider the independence of each such adviser, including the factors required by Nasdaq and the SEC.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our officers, directors and persons who beneficially own more than ten percent of our common stock to file reports of ownership and changes in ownership with the SEC. These reporting persons are also required to furnish us with copies of all Section 16(a) forms they file. Based solely upon a review of such forms, we believe that during the year ended December 31, 2021 there were no delinquent filers.

Code of Ethics

We adopted a Code of Business Conduct and Ethics applicable to our directors, officers and employees, including our principal executive officer, principal financial officer, principal accounting officer and controller, or persons performing similar functions. Our Code of Business Conduct and Ethics is a “code of ethics,” as defined in Item 406(b) of Regulation S-K. A copy of the Code of Ethics will be provided without charge upon request from us, and is posted on our website. We intend to disclose any legally required amendments to, or waivers of, provisions of our Code of Ethics on our website.

Executive Compensation

During 2020 and 2021, none of our executive officers or directors have received any compensation for services rendered to us except (i) our independent directors, who each received 25,000 shares of Class B common stock in March 2021 and (2) Kyle Francis, our Chief Financial Officer, who received 150,000 shares of Class B common stock in March 2021. Other than the aggregate 225,000 shares of Class B common stock transferred to our independent directors and our Chief Financial Officer, no compensation of any kind, including finders or other similar fees, will be paid to any of our Sponsor, Chief Executive Officer, Chief Financial Officer and directors, or any of their respective affiliates, prior to, or for any services they render in order to effectuate, the consummation of a business combination. However, such individuals will be reimbursed for any out-of-pocket expenses incurred in connection with activities on our behalf such as identifying potential target businesses and performing due diligence on suitable business combinations. There is no limit on the amount of these out-of-pocket expenses.

After our initial business combination, members of our management team who remain with us may be paid consulting, management or other fees from the combined company with any and all amounts being fully disclosed to stockholders, to the extent then known, in the proxy solicitation materials furnished to our stockholders. The amount of such compensation may not be known at the time of a stockholder meeting held to consider our initial business combination, as it will be up to the directors of the post-combination business to determine executive and director compensation. In this event, such compensation will be publicly disclosed at the time of its determination in a Current Report on Form 8-K, as required by the SEC.

Since our formation, we have not granted any stock options or stock appreciation rights or any other awards under long-term incentive plans to any of our executive officers or directors.

Director Independence

Nasdaq listing rules require that a majority of our board of directors be independent. An “independent director” is defined generally as a person other than an officer or employee of the company or its subsidiaries or any other individual having a relationship, which, in the opinion of the company’s board of directors, would interfere with the director’s exercise of independent judgment in carrying out the responsibilities of a director. We have three “independent directors” as defined in Nasdaq listing rules and applicable SEC rules. Our board has determined that each of Bradley Fluegel, Jim Moffatt and Heather Zynczak are independent directors under applicable SEC and Nasdaq listing rules. Our independent directors will have regularly scheduled meetings at which only independent directors are present.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding the beneficial ownership of our common stock as of November 4, 2022 based on information obtained from the persons named below, with respect to the beneficial ownership of shares of our common stock, by:

•	each person known by us to be the beneficial owner of more than 5% of our outstanding shares of common stock;

•	each of our executive officers and directors that beneficially owns shares of our common stock; and

•	all our executive officers and directors as a group.

Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all shares of common stock beneficially owned by them. The following table does not reflect record of beneficial ownership of any common stock issuable upon exercise of warrants as such securities are not exercisable or convertible within 60 days. Information is based on 41,687,500 shares of common stock outstanding as of November 4, 2022, of which 33,350,000 were shares of Class A common stock and 8,337,500 were Class B common stock.

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned	Approximate Percentage of Outstanding Common Stock
Directors and Executive Officers(1)
Kevin Nazemi(2)	8,112,500	19.5%
Kyle Francis(3)	150,000	*
Bradley Fluegel(3)	25,000	*
Jim Moffatt(3)	25,000	*
Heather Zynczak(3)	25,000	*
Digital Transformation Sponsor LLC(3)	8,112,500	19.5%
All officers and directors as a group (five individuals)	8,337,500	20.0%

5% or Greater Beneficial Owners
Glazer Capital, LLC(4)	2,854,230	6.8%

*	Less than 1%.
(1)	Unless otherwise noted, the business address of each of our stockholders is 10207 Clematis Court, Los Angeles, CA 90077.
(2)	The shares reported above are held in the name of our Sponsor. Our Sponsor is managed by Kevin Nazemi, and Mr. Nazemi has sole voting and dispositive power with respect to the shares held of record by our Sponsor.
(3)	Interests shown consist solely of shares of Class B common stock. Such shares will automatically convert into Class A common stock at the time of our initial business combination on a one-for-one basis.
(4)	Information was derived from a Schedule 13G filed on February 14, 2022 by Glazer Capital, LLC (“Glazer Capital”) on its own and on behalf of Paul J. Glazer (“Mr. Glazer”) (together, the “Reporting Persons”), with respect to an aggregate of 2,854,230 shares of the Company’s Class A common stock. Glazer Capital serves as investment manager for certain funds and managed accounts (the “Glazer Funds”) and thus may be deemed beneficial owners of the Class A common stock held in the Glazer Funds. Mr. Glazer serves as the managing member of Glazer Capital, and thus may be deemed a beneficial owner of the Class A common stock. The address of the principal business office of Sculptor, Sculptor-II, SCHC, SCHC-II, NJGC and SCU is 9 West 57 Street, 39 Floor, New York, NY 10019. The address of the principal business office of Glazer Capital and Mr. Glazer is 10485 NE 6th Street, Unit 3930, Bellevue, WA.

Our initial stockholders beneficially own 20.0% of the then issued and outstanding common stock and have the right to elect all of our directors prior to our initial business combination. Holders of our Public Shares will not have the right to elect any directors to our board of directors prior to our initial business combination. Because of this ownership block, our initial stockholders may be able to effectively influence the outcome of all other matters requiring approval by our stockholders, including amendments to our Amended and Restated Certificate of Incorporation and approval of significant corporate transactions including our initial business combination.

If we do not complete our initial business combination by March 12, 2023 or during any Extension Period, the Private Placement Warrants will expire worthless. The Company in its sole discretion may extend the duration of the Warrants by delaying the Expiration Date; provided, that the Company shall provide at least twenty (20) days prior written notice of any such extension to Registered Holders of the Warrants and, provided further that any such extension shall be identical in duration among all the Warrants. The Private Placement Warrants are subject to the transfer restrictions. The Private Placement Warrants will not be redeemable by us so long as they are held by the Sponsor and independent directors or their permitted transferees. Our Sponsor and independent directors, or their permitted transferees, have the option to exercise the Private Placement Warrants on a cashless basis. If the Private Placement Warrants are held by holders other than the Sponsor and independent directors or their permitted transferees, the Private Placement Warrants will be redeemable by us and exercisable by the holders on the same basis as the warrants included in the Units sold in the Initial Public Offering. Otherwise, the Private Placement Warrants have terms and provisions that are identical to those of the warrants sold as part of the Units in the Initial Public Offering.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

On January 8, 2021, we issued an aggregate of 7,187,500 shares of Class B common stock to our Sponsor for an aggregate purchase price of $25,000 in cash, or approximately $0.003 per share. The number of shares of Class B common stock issued was determined based on the expectation that such shares would represent 20% of the outstanding shares of common stock upon completion of the Initial Public Offering. On March 9, 2021, we effected a stock dividend of 0.2 shares for each share of Class B common stock outstanding, resulting in our Sponsor holding an aggregate of 8,625,000 shares of Class B common stock. Our Sponsor subsequently transferred 25,000 shares of Class B common stock to each of our independent directors, and 150,000 shares of Class B common stock to Kyle Francis, our Chief Financial Officer. Up to 1,125,000 shares of Class B common stock were subject to forfeiture by our Sponsor depending on the extent to which the underwriter’s over-allotment option was exercised. On March 12, 2021, the underwriter partially exercised its over-allotment option, hence, 837,500 shares of Class B common stock were no longer subject to forfeiture. On March 15, 2021, the underwriter forfeited the remaining over-allotment option, and hence 287,500 shares of Class B common stock were subsequently forfeited.

Our Sponsor purchased 6,113,333 Private Placement Warrants, each exercisable to purchase one share of Class A common stock at $11.50 per share, at a price of $1.50 per warrant ($9,170,000), in a private placement that closed simultaneously with the closing of the Initial Public Offering. The Private Placement Warrants (including the Class A common stock issuable upon exercise of the Private Placement Warrants) may not, subject to certain limited exceptions, be transferred, assigned or sold until 30 days after the completion of our initial business combination.

We may pay salaries or consulting fees to our Sponsor, officers, directors or their affiliates. We may also pay success fees to such individuals upon consummation of our initial business combination.

Other than the monthly administrative fees and salaries, consulting fees or success fees described above, no compensation of any kind, including finder’s fees, will be paid by us to our Sponsor, CEO, CFO and directors, or any of their respective affiliates, for services rendered prior to or in connection with the completion of an initial business combination. However, these individuals will be reimbursed for any out-of-pocket expenses incurred in connection with activities on our behalf such as identifying potential target businesses and performing due diligence on suitable business combinations. Our audit committee will review on a quarterly basis all payments that were made to our Sponsor, officers, directors or our or their affiliates.

On January 8, 2021, we issued an unsecured promissory note to our Sponsor for an aggregate of up to $300,000 to cover expenses related to the Initial Public Offering. This loan was non-interest bearing and payable on the earlier of December 31, 2021 or the completion of the Initial Public Offering. During the period from January 8, 2021 to March 12, 2021, we had borrowed $212,215 under the promissory note. On March 12, 2021, we paid the balance on the note from the proceeds of the Initial Public Offering.

In addition, in order to finance transaction costs in connection with an intended initial business combination, our Sponsor, officers, directors or their respective affiliates may, but are not obligated to, loan us funds as may be required on a non-interest basis. If we complete an initial business combination, we would repay such loaned amounts. In the event that our initial business combination does not close, we may use a portion of the working capital held outside the Trust Account to repay such loaned amounts but no proceeds from our Trust Account would be used for such repayment. Up to $2,000,000 of such loans may be convertible into warrants of the post-business combination entity at a price of $1.50 per warrant at the option of the lender. The warrants would be identical to the Private Placement Warrants. Prior to the completion of our initial business combination, we do not expect to seek loans from other third parties as we do not believe third parties will be willing to loan such funds and provide a waiver against any and all rights to seek access to funds in our Trust Account.

After our initial business combination, members of our management team who remain with us may be paid consulting, management or other fees from the combined company with any and all amounts being fully disclosed to our stockholders, to the extent then known, in the proxy solicitation or tender offer materials, as applicable, furnished to our stockholders. It is unlikely the amount of such compensation will be known at the time of distribution of such tender offer materials or at the time of a stockholder meeting held to consider our initial business combination, as applicable, as it will be up to the directors of the post-combination business to determine executive and director compensation.

PROPOSAL ONE — ELECTION OF CLASS I DIRECTORS

Our Amended and Restated Certificate of Incorporation provides for a Board classified into two classes, Class I and Class II, with each class (except for those directors appointed prior to our first annual meeting of stockholders) serving a two-year term. Our Board now consists of four directors as set forth above in the section entitled “Directors, Executive Officers and Corporate Governance — Directors and Officers”.

Messrs. Jim Moffatt and Heather Zynczak are nominated for re-election at this Meeting, as Class I directors, to hold office until the 2024 annual meeting of stockholders or until their successors are duly elected and qualified.

Unless you indicate otherwise, shares represented by executed proxies in the form enclosed will be voted for the election of the director nominee unless such nominee shall be unavailable, in which case such shares will be voted for a substitute nominee designated by the Board. We have no reason to believe that the nominee will be unavailable or, if elected, will decline to serve.

Nominee Biography

For a biography of the two (2) Class I directors, Jim Moffatt and Heather Zynczak, please see the section entitled “Directors, Executive Officers and Corporate Governance — Directors and Officers”.

Required Vote

Directors are elected by a plurality of the votes cast at the Annual Meeting by the stockholders present virtually or represented by proxy and entitled to vote in the election of directors. Prior to our initial business combination, only holders of shares of our Class B common stock have the right to vote for the election of directors. The nominees receiving the highest number of affirmative votes shall be elected as directors. You may withhold votes from the director nominee. Abstentions and broker non-votes will have no effect on this proposal, assuming that a quorum is present.

Recommendation

Our Board recommends a vote “FOR” the election of the above-mentioned nominees as Class I directors to the Board.

PROPOSAL TWO — RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

We are asking the stockholders to ratify the audit committee’s appointment of Marcum LLP (“Marcum”) as our independent registered public accounting firm for the fiscal year ending December 31, 2022. The audit committee is directly responsible for appointing the Company’s independent registered public accounting firm. The Audit Committee is not bound by the outcome of this vote. However, if the stockholders do not ratify the appointment of Marcum as our independent registered public accounting firm for the fiscal year ending December 31, 2022, our audit committee may reconsider the appointment of Marcum as our independent registered public accounting firm.

Marcum has audited our financial statements for the fiscal year ended December 31, 2021. A representative of Marcum is not expected to be present at the Annual Meeting. The following is a summary of fees paid or to be paid to Marcum for services rendered.

Audit Fees. Audit fees consist of fees billed for professional services rendered for the audit of our year-end financial statements and services that are normally provided by Marcum in connection with regulatory filings. The aggregate fees billed by Marcum for professional services rendered for the audit of our annual financial statements, review of the financial information included in our Forms 10-Q for the respective periods and other required filings with the SEC for the years ended December 31, 2021 and 2020, including services in connection with our Initial Public Offering totaled $118,965 and $15,450, respectively. The above amounts include interim procedures and audit fees, as well as attendance at audit committee meetings.

Audit-Related Fees. Audit-related services consist of fees billed for assurance and related services that are reasonably related to performance of the audit or review of our financial statements and are not reported under “Audit Fees.” These services include attest services that are not required by statute or regulation and consultations concerning financial accounting and reporting standards. During the years ended December 31, 2021 and 2020, we did not pay Marcum for consultations concerning financial accounting and reporting standards.

Tax Fees. We did not pay Marcum for tax planning and tax advice during the years ended December 31, 2021 and 2020.

All Other Fees. We did not pay Marcum for other services during the years ended December 31, 2021 and 2020.

Pre-Approval Policy

The audit committee is responsible for appointing, setting compensation and overseeing the work of the independent auditors. In recognition of this responsibility, the audit committee shall review and, in its sole discretion, pre-approve all audit and permitted non-audit services to be provided by the independent auditors as provided under the audit committee charter

Required Vote

The ratification of the appointment of Marcum requires the vote of a majority of the votes cast by stockholders present virtually or represented by proxy and entitled to vote on the matter at the Annual Meeting. All holders of common stock are entitled to vote on this proposal. Abstentions will have no effect on this proposal, assuming that a quorum is present.

Recommendation

Our Board recommends a vote “FOR” the ratification of the appointment of Marcum as the Company’s independent registered public accounting firm.

OTHER MATTERS

Submission of Stockholder Proposals for the 2023 Meeting

We anticipate that the 2023 annual meeting of stockholders will be held no later than December 31, 2022. For any proposal to be considered for inclusion in our proxy statement and form of proxy for submission to the stockholders at our 2023 annual meeting of stockholders, it must be submitted in writing and comply with the requirements of Rule 14a-8 of the Exchange Act. Such proposals must be received by the Company at its office at 10207 Clematis Court, Los Angeles, CA 90077.

In addition, our bylaws provide notice procedures for stockholders to propose business to be considered by stockholders at a meeting. Notice of proposal must be delivered to us not less than 60 days and not more than 120 days prior to the anniversary date of the immediately preceding year’s annual meeting; provided, however, that in the event that the annual meeting is 30 days before or more than 60 days after such anniversary date (or if no annual meeting was held in the preceding year), notice by the stockholder to be timely must be delivered not earlier than the close of business on the 120th day before the meeting and not later than the later of (x) the close of business on the 90th day before the meeting or (y) the close of business on the 10th day following the day on which public announcement of the date of the annual meeting is first made by us. Accordingly, for our 2023 Annual Meeting, notice of a proposal must be delivered to us no later than October 9, 2023 and no earlier than August 10, 2023. Proposals must also satisfy other requirements set forth in our bylaws.

The Chairman of the Board may refuse to acknowledge the introduction of any stockholder proposal not made in compliance with the foregoing procedures.

Householding Information

Unless we have received contrary instructions, we may send a single copy of this proxy statement to any household at which two or more stockholders reside if we believe the stockholders are members of the same family. This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce our expenses. However, if stockholders prefer to receive multiple sets of our disclosure documents at the same address this year or in future years, the stockholders should follow the instructions described below. Similarly, if an address is shared with another stockholder and together both of the stockholders would like to receive only a single set of our disclosure documents, the stockholders should follow these instructions:

•	If the shares are registered in the name of the stockholder, the stockholder should contact us at our offices at 10207 Clematis Court, Los Angeles, CA 90077 to inform us of his or her request; or

•	If a bank, broker or other nominee holds the shares, the stockholder should contact the bank, broker or other nominee directly.

WHERE YOU CAN FIND MORE INFORMATION

We file annual and quarterly reports and other reports and information with the SEC. We distribute to our stockholders annual reports containing financial statements audited by our independent registered public accounting firm and, upon request, quarterly reports for the first three quarters of each fiscal year containing unaudited financial information. In addition, the reports and other information are filed through Electronic Data Gathering, Analysis and Retrieval (known as “EDGAR”) system and are publicly available on the SEC’s website, located at http://www.sec.gov. We will provide without charge to you, upon written or oral request, a copy of the reports and other information filed with the SEC.

If you would like additional copies of this proxy statement or if you have questions about the proposals to be presented at the Annual Meeting, you should contact us by telephone or in writing:

Digital Transformation Opportunities Corp.

10207 Clematis Court
Los Angeles, CA 90077

Tel: (360) 949-1111

or

Morrow Sodali LLC

333 Ludlow Street,

5th Floor, South Tower
Stamford, CT 06902
Tel: (800) 662-5200

DIGITAL TRANSFORMATION OPPORTUNITIES CORP. FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED Signature Signature, if held jointly Date 2022. Note: Please sign exactly as name appears hereon. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give title as such. Please mark lik e this X your votes CONTROL NUMBER PROXY THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1 AND 2. PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY. INTERNET – www.cstproxyvote.com Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares. Vote at the Meeting – If you plan to attend the virtual online annual meeting, you will need your 12 digit control number to vote electronically at the annual meeting. To attend the annual meeting, visit: https://www.cstproxy.com/dtocorp/2022 MAIL – Mark, sign and date your proxy card and return it in the postage - paid envelope provided. Your Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card . Votes submitted electronically over the Internet must be received by 11 : 59 p . m . , Eastern Time, on December 7 , 2022 . . 21217 Digital Transform Opp Proxy Card Rev1Front YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY. Vote by Internet - QUICK EASY IMMEDIATE - 24 Hours a Day, 7 Days a Week or by Mail FOR AGAINST ABSTAIN 2 . To ratify the appointment of Marcum LLP by FOR the audit committee of the Board to serve as the Company’s independent registered public accounting firm for the year ending December 31 , 2022 ; and AGAINST ABSTAIN 1 . To re - elect the two (2) Class I directors, Jim Moffatt and Heather Zynczak, to the Company’s Board of Directors (the “Board”) to serve two - year terms until the 2024 annual meeting of stockholders or until their successors are duly elected and qualified (Class B Common Stock Only) ;

FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED PROXY THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS DIGITAL TRANSFORMATION OPPORTUNITIES CORP. The undersigned appoints Kevin Nazemi and Kyle Francis and each of them, as proxies, each with the power to appoint his substitute, and authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of common stock of Digital Transformation Opportunities Corp . (the “Company”) held of record by the undersigned at the close of business on November 2 , 2022 at the Annual Meeting of Stockholders of the Company to be held on December 8 , 2022 , or at any adjournment thereof . THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS INDICATED . IF NO CONTRARY INDICATION IS MADE, THE PROXY WILL BE VOTED IN FAVOR OF PROPOSAL 1 AND PROPOSAL 2 , AND IN ACCORDANCE WITH THE JUDGMENT OF THE PERSONS NAMED AS PROXY HEREIN ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING . THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS . 21217 Digital Transform Opp Proxy Card Rev1Back (Continued and to be marked, dated and signed, on the other side) Important Notice Regarding the Internet Availability of Proxy Materials for the Annual Meeting of Stockholders The 2022 Proxy Statement is available at: https://www .cstprox y.com/dtocorp/2022